UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2023

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue
New York,	New York	10022
(Address of Principal Executive Offices)		(Zip Code)
(212) 310-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.500% Notes due 2026	CL26	New York Stock Exchange
0.300% Notes due 2029	CL29	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On January 12, 2023, the Board of Directors of Colgate-Palmolive Company (the “Company”) approved amendments to the Company’s Amended and Restated By-laws (“By-laws”), effective as of the same date.

Stockholder Proposals and Procedures

The By-laws incorporate certain changes to clarify and update procedural mechanics and disclosure requirements for stockholders intending to call special meetings or introduce nominations of directors at meetings of stockholders, including a new requirement that any stockholder submitting notice of a director nomination inform the Company whether such stockholder intends to solicit proxies with respect to at least sixty-seven percent (67%) of the Company’s voting shares in support of its director nominees, and certain other technical changes in light of the universal proxy rules adopted by the U.S. Securities and Exchange Commission.

Forum for Certain Actions

The By-laws also were updated to provide that, unless the Company consents in writing to the selection of an alternative forum, a state court located within the State of Delaware (or if no state court located within the State of Delaware has jurisdiction, the federal court for the District of Delaware) shall be the sole and exclusive forum for certain specified actions, including any derivative action or proceeding brought on behalf of the Company or any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee of the Company to the Company’s stockholders.

The By-laws also incorporate certain other technical and administrative changes.

The foregoing description of the By-laws is qualified in its entirety by the full text of the By-laws, a copy of which is filed as Exhibit 3.01 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this document:

Exhibit Number	Description

3.01	Colgate-Palmolive Company By-Laws, Amended and Restated as of January 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline eXtensible Business Reporting Language (Inline XBRL) document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: January 12, 2023	By: /s/ Jennifer M. Daniels
Name: Jennifer M. Daniels
Title: Chief Legal Officer and Secretary
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